SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HIGH INCOME SECURITIES FUND
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

High Income Securities Fund
(f/k/a Putnam High Income Securities Fund)

(New York Stock Exchange Trading Symbol: PCF)

 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD August 21, 2019

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on August 21, 2019: The Notice of Annual Meeting of Shareholders and Proxy Statement are available on the Internet at www.highincomesecuritiesfund.com.

To the Shareholders:

Notice is hereby given that the annual meeting (the “Meeting”) of shareholders (herein referred to as “shareholders”) of High Income Securities Fund (f/k/a Putnam High Income Securities Fund), a Massachusetts business trust (the “Fund”), will be held on August 21, 2019 at 10:00 AM, Central time, at the offices of US Bank Global Fund Services, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, WI 53202, for the following purposes:

(1)	To elect seven Trustees (Proposal 1);

(2)
To provide a non-binding advisory vote on whether the previously-approved proposal to change the nature of the Fund’s business from being an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and to de-register the Fund as an investment company with the U.S. Securities and Exchange Commission (the “SEC”) to permit the Fund to operate as a holding company continues to be in the best interests of the Fund (Proposal 2);

(3)
To provide a non-binding advisory vote on whether the previously-approved proposal to reorganize the Fund from a Massachusetts business trust into a Delaware corporation continues to be in the best interests of the Fund (Proposal 3); and

(4)	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees has fixed the close of business on July 1, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

Copies of the Fund’s most recent annual and semi-annual report may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-888-898-4107.  The Fund’s most recent semi-annual report was mailed to shareholders on April 30, 2019.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund at the close of business on July 1, 2019.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and a maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting at the Meeting.

By order of the Board of Trustees,

Phillip Goldstein
Chairman of the Board

July 29, 2019

Your vote is important no matter how many shares you own
Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.  If you sign, date and return the proxy card but give no voting instructions, your shares : (i) will be voted “FOR” the proposal to elect the persons named therein as Trustees (i.e., Proposal 1), (ii) will “ABSTAIN” from voting on the proposal to provide a non-binding advisory vote on whether the previously-approved proposal to change the nature of the Fund’s business from being an investment company under 1940 Act and to de-register the Fund as an investment company with the SEC to permit the Fund to operate as a holding company continues to be in the best interests of the Fund (i.e., Proposal 2), (iii) will “ABSTAIN” from voting on the proposal to provide a non-binding advisory vote on whether the previously-approved proposal to reorganize the Fund from a Massachusetts business trust into a Delaware corporation continues to be in the best interests of the Fund (i.e., Proposal 3), and (iv) in the proxies’ discretion, on any other business that may properly arise at the Meeting.  In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your enclosed proxy card promptly.

Instructions for signing proxy cards

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All other accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid signature
Corporate accounts
(1) ABC Corp.	ABC Corp.
John Doe, treasurer
(2) ABC Corp.	John Doe, treasurer
(3) ABC Corp. c/o John Doe, treasurer	John Doe
(4) ABC Corp. profit sharing plan	John Doe, trustee

Partnership accounts
(1) The XYZ partnership	Jane B. Smith, partner
(2) Smith and Jones, limited partnership	Jane B. Smith, general partner

Trust accounts
(1) ABC trust account	Jane B. Doe, trustee
(2) Jane B. Doe, trustee u/t/d 12/18/78	Jane B. Doe

Custodial or estate accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., executor

High Income Securities Fund
(f/k/a Putnam High Income Securities Fund)
777 East Wisconsin Avenue, 4th Floor
Milwaukee, Wisconsin 53202

PROXY STATEMENT
July 29, 2019

Introduction

Annual Meeting of Shareholders to be Held on August 21, 2019

This proxy statement (the “Proxy Statement”) is furnished to the shareholders  of High Income Securities Fund (f/k/a Putnam High Income Securities Fund), a Massachusetts business trust (the “Fund”) in connection with the solicitation by the Fund’s Board of Trustees (the “Board”) of proxies to be used at the annual meeting (the “Meeting”) of the shareholders of the Fund to be held on August 21, 2019, 10:00 AM, Central time, at the offices of US Bank Global Fund Services, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, WI 53202, or any adjournment or postponement thereof.  This Proxy Statement and the related proxy card will first be mailed to shareholders on or about July 29, 2019 and an electronic copy will be available at www.highincomesecuritiesfund.com.

Quorum.  The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on July 1, 2019 shall constitute a quorum for the transaction of business at the Meeting.

Required Vote for Adoption of Proposals.  Proposal 1 (to elect the Trustees) requires the affirmative vote of a plurality of the votes cast, i.e., the nominees receiving the most votes will be elected.   Each nominee that receives at least one affirmative vote will be elected.

Proposal 2 (whether the previously-approved proposal to change the nature of the Fund’s business so as to cease to be an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and to de-register with the Securities and Exchange Commission (the “SEC”) to permit the Fund to operate as a holding company continues to be in the best interests of the Fund) is advisory and non-binding on the Board and therefore requires the affirmative vote of the holders of a majority of the votes cast for and against it.

Proposal 3 (whether the previously-approved proposal to reorganize the Fund from a Massachusetts business trust into a Delaware corporation continues to be in the best interests of the Fund) is advisory and non-binding on the Board and therefore requires the affirmative vote of the holders of a majority of the votes cast for and against it.

As otherwise used herein, “shares” means all of the outstanding transferable units of interest into which the beneficial interest in the Fund shall be divided into from time to time.  The owner of each full share is entitled to one vote, and each fractional share is entitled to a proportionate share of one vote.

A broker non-vote occurs when the broker returns a properly executed proxy for shares held by the broker for a customer but does not vote on a matter because the broker does not have discretionary voting authority and has not received instructions from the beneficial owner.  Abstentions and broker non-votes, if any, will be counted as shares present for purposes of determining whether a quorum is present at the Meeting but will have no effect on Proposal 1,  2 and 3.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact.  If you give no voting instructions, your shares will be voted FOR Proposal 1, will ABSTAIN on Proposals 2 and 3, and, in the proxies’ discretion, either FOR or AGAINST any other business that may properly be presented at the Meeting (e.g., adjourning the Meeting to a later date).

You may revoke any proxy card by (i) submitting a written notice of revocation to the Fund prior to the Meeting being convened, (ii) by properly executing and submitting a later-dated proxy, or (iii) by attending the annual meeting and voting in person.  If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

As of the record date, July 1, 2019, the Fund had outstanding 5,565,006.313 shares.

The Fund’s annual report containing financial statements for the fiscal year ended August 31, 2018 has previously been mailed to shareholders.  Shareholders may request, without charge, additional copies of the Fund’s annual report, the most recent semi-annual report preceding such annual report and the semi-annual report for the six months ended February 28, 2019 by writing the Fund, c/o U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202.  These reports are also available on the SEC’s website, www.sec.gov.

Board Recommendation

With respect to Proposal 1, the Board unanimously recommends that shareholders vote to elect the nominees named herein as Trustees.

Questions and Answers about Proposal 2 (De-registration) and 3 (Reorganization)

What is the purpose of Proposals 2 and 3?

The Board is considering whether to cause the Fund to change is designation as an investment company registered under the 1940 Act, which requires de-registration (Proposal 2) and becoming a holding company that owns controlling interest in one or more operating business and/or acquires assets other than securities (“De-registration”) and to effect a reorganization (“Reorganization”) in connection therewith (Proposal 3).

Why are shareholders being asked to consider Proposals 2 and 3?

Following the Fund’s annual meeting of shareholders convened in April 2018 and adjourned to May 21, 2018 (the “May 2018 Meeting”), the Fund’s previous investment manager terminated its investment advisory agreement with the Fund effective July 23, 2018 and the Fund then became internally managed by the Board.  The Fund’s shareholders approved De-registration and Reorganization proposals at a Special Meeting of shareholders held on January 22, 2019 (the “Special Meeting”).  In March 2019, the Fund completed a self-tender offer which substantially reduced its net assets and which, in turn, has resulted in an increased annual expense ratio.  As a result, the Board determined to consider whether to effect a De-registration and Reorganization to enable the Fund to effect a potential acquisition of a controlling interest in operating companies or other investments that are not securities.

Why are Proposals 2 and 3 non-binding proposals?

Given the completion of the self-tender offer and the passage of time since the Special Meeting, the Board has determined to solicit shareholders to determine how they view a potential De-registration and Reorganization.

Will the Board effect the De-registration and Reorganization if shareholders approve Proposals 2 and 3 on a non-binding advisory basis?

Not necessarily.  The Investment Search Committee of the Board has considered and intends to continue to consider a number of potential acquisitions of controlling interests in operating companies and other investments that are not securities but has determined not to pursue any opportunities reviewed to date.  Initially, the Investment Search Committee had a broad mandate.  The Board subsequently determined that the Investment Search Committee should focus its efforts on acquiring real estate investments and/or a controlling interest in one or more privately held asset management firms.  While the Investment Search Committee is continuing to explore investment opportunities in order to De-register the Fund, the Board is concerned about the time it may take to find a satisfactory acquisition.  Therefore, the Board intends in the near future to also consider other strategic alternatives including engaging an investment advisor and revising the Fund’s investment strategy to meet its primary objective of high current income and its secondary objective of capital appreciation.  The Board intends to effect the De-registration and Reorganization only in connection with a suitable acquisition of other business combination transaction.  The Reorganization would only be effected if the De-Registration is effected.

Could the Board effect the De-registration and Reorganization if shareholders reject either or both Proposals on a non-binding advisory basis?

Yes.  The Fund’s shareholders have approved the De-registration and Reorganization at the Special Meeting.  However, the Board will consider the results of non-binding Proposals 2 and 3 before taking any such actions.

Where can I obtain more information about the potential De-registration and Reorganization?

The potential De-registration and Reorganization are summarized under the headings Proposals 2 and 3, respectively of this proxy statement.  Additional detailed information regarding the potential De-registration and Reorganization is set forth under the headings “Proposal 1” and “Proposal 2” of the Fund’s proxy statement filed with the SEC (No 811-05133) on December 13, 2018 for the Special Meeting (the “Prior Proxy Statement”) which is available at https://www.sec.gov/Archives/edgar/data/810943/000089418918006783/high-inc_def14a.htm.  The information under the headings “Proposal 1” and “Proposal 2” of the Prior Proxy Statement are incorporated by reference in this proxy statement and are considered part of this proxy statement.

Proposal 1.
To elect seven Trustees

The Board of Trustees currently consists of seven members.   At the Meeting, shareholders will be asked to vote for the re-election of Messrs. Phillip Goldstein, Andrew Dakos, Rajeev Das, Richard Dayan, Gerald Hellerman, Ben H. Harris, and Mortiz Sell, as trustees to serve until the 2020 annual meeting of shareholders or thereafter until each of their successors are duly elected and qualified. Each nominee has indicated that he will serve if elected.  If any nominee should become unable to serve, the proxyholders will vote for his replacement if nominated by the Board.

Required Vote.  Each Trustee must be elected by a plurality of the votes cast by the shareholders. Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for each Trustee.

Trustees and Officers

 Set forth below are the Trustees, nominees for Trustees and officers of the Fund, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at July 1, 2019.  Messrs. Hellerman, Sell, Dayan and Harris are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Trustee”).  Messrs. Dakos, Goldstein and Das are each considered Interested Trustees because of their positions on the Fund’s Transitional Investment Committee and, in the case of Messrs. Dakos and Goldstein, their positions as officers of the Fund.  In the past 10 years, there have been no legal proceedings against any of the trustees, nominees or officers and none that are pending.  Each nominee may be contacted by writing to him c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.

Name, Address and Age	Position(s) with the Fund	Term of Office And Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships held by Nominee During the Past Five Years
INTERESTED TRUSTEE NOMINEES
Andrew Dakos*** (53)	President	1 Year; Since 2018	Member of Bulldog Investors, LLC since 2009; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds.	1
Director, Brookfield DTLA Fund Office Trust Investor, Inc.; Director, Emergent Capital, Inc. (until 2017); Trustee, Crossroads Liquidating Trust; Director, Special Opportunities Fund, Inc.; Chairman, Swiss Helvetia Fund, Inc.; Director, The Mexico Equity & Income Fund, Inc. (until 2015).

Phillip Goldstein** (74)	Chairman and Secretary	1 Year; Since 2018	Member of Bulldog Investors, LLC since 2009; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds.	1
Chairman, The Mexico Equity & Income Fund, Inc.; Chairman, Special Opportunities Fund, Inc.; Director, Brookfield DTLA Fund Office Trust Investor Inc.; Director, MVC Capital, Inc.; Trustee, Crossroads Liquidating Trust; Director, Swiss Helvetia Fund, Inc.;  Chairman, Emergent Capital, Inc. (until 2017).

Rajeev Das*** (50)	--	1 Year; Since 2018	Principal of Bulldog Investors, LLC.	1	Director, The Mexico Equity & Income Fund, Inc.
INDEPENDENT TRUSTEE NOMINEES
Gerald Hellerman (82)	--	1 Year; Since 2018	Chief Compliance Officer of The Mexico Equity and Income Fund, Inc. and Special Opportunities Fund, Inc.	1
Director, The Mexico Equity and Income Fund, Inc.; Director, Special Opportunities Fund, Inc.; Director, MVC Capital, Inc.; Trustee, Crossroads Liquidating Trust; Trustee, Fiera Capital Series Trust; Director, Swiss Helvetia Fund, Inc.; Director, Emergent Capital, Inc. (until 2017);  Director, Ironsides Partners Opportunity Offshore Fund Ltd. (until 2016).

Mortiz Sell (52)	--	1 Year; Since 2018	Founder and Principal of Edison Holdings GmbH and Senior Advisor to Markston International LLC.	1
Director, Aberdeen Australia Equity Fund; Director, Swiss Helvetia Fund, Inc.; Director, Aberdeen Global Income Fund, Inc.; Director, Aberdeen Asia-Pacific Income Fund, Inc.; Chairman, Aberdeen Singapore Fund (until 2018); Director, Aberdeen Greater China Fund (until 2018).

Richard Dayan (76)	--	1 Year; Since 2018	Owner of Cactus Trading.	1	Director, Swiss Helvetia Fund, Inc.; Director of Emergent Capital, Inc. (until 2017).
Ben H. Harris (50)	--	1 Year; Since 2018	Chief Executive Officer of HHI, LLC; Principal of NBC Bancshares, LLC; Chief Executive Officer of Crossroads Capital, Inc.; Administrator of Crossroads Liquidating Trust.	1	Director, Special Opportunities Fund, Inc.
OFFICERS
Andrew Dakos** (53)	President	1 Year; Since 2018	Member of Bulldog Investors, LLC; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Thomas Antonucci** (50)	Treasurer	1 Year; Since 2018	Director of Operations of Bulldog Investors, LLC	n/a	n/a
Phillip Goldstein** (74)	Chairman and Secretary	1 Year; Since 2018	Member of Bulldog Investors, LLC; Principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Stephanie Darling** (49)	Chief Compliance Officer	1 Year; Since 2018
General Counsel and Chief Compliance Officer of Bulldog Investors, LLC; Chief Compliance Officer, The Swiss Helvetia Fund, Inc.; Principal, the Law Office of Stephanie Darling; Editor-In-Chief, The Investment Lawyer.
				n/a	n/a

*	The Fund Complex is comprised of only the Fund.
**
Messrs. Dakos, Goldstein, and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their positions as officers of the Fund and, in the case of Messrs. Dakos and Goldstein, because of their positions on the Fund’s Transitional Investment Committee.

***	Mr. Das is considered an “interested person” of the Fund within the meaning of the 1940 Act because of his position on the Fund’s Transitional Investment Committee.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Board’s effectiveness.  The Board currently does not have a formal diversity policy in place.  The Board determined that each of the Trustees is qualified to serve as a Trustee of the Fund based on a review of the experience, qualifications, attributes and skills of each Trustee.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, service providers, counsel and the independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Trustee.  Each Trustee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Fund.  Information as of July 1, 2019 indicating the specific experience, skills, attributes and qualifications of each Trustee which led to the Board’s determination that the Trustee should serve in this capacity is provided below. In considering whether an individual is qualified to serve as a Trustee, you should consider the experiences, qualifications, attributes and skills of such Trustee on an individual basis.

Andrew Dakos
Mr. Dakos has been the President and a Trustee of the Fund since 2018. Mr. Dakos has over 15 years of investment management experience.  He is currently a member of Bulldog Investors, LLC, an investment adviser registered with the SEC.  He is also a principal of the general partner of several private investment partnerships in the Bulldog Investors group of private funds.  Mr. Dakos is also a director of two other closed-end funds, one real estate investment trust and one liquidating trust.

Phillip Goldstein
Mr. Goldstein has been the Chairman of the Board and the Secretary of the Fund since 2018.  Mr. Goldstein has over 25 years of investment management experience.  He is currently a member of Bulldog Investors, LLC, an investment adviser registered with the SEC.  He is also a principal of the general partner of several private investment partnerships in the Bulldog Investors group of funds.  Mr. Goldstein is also a director of three other closed-end funds, one real estate investment trust, a business development company and a liquidating trust.

Rajeev Das
Mr. Das has been a Trustee of the Fund since 2018.  He has over 20 years of investment management experience and currently serves as the Head of Trading for Bulldog Investors, LLC, an investment adviser registered with the SEC.  In addition to the Fund, Mr. Das has served as a director of one other closed-end fund. Mr. Das is currently the vice-president of a closed-end fund, where he previously served as a director.

Gerald Hellerman
Mr. Hellerman has been a Trustee of the Fund since 2018.  Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the U.S. Securities and Exchange Commission and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant during the period from 1993 to 2014.

Mortiz Sell
Mr. Sell has been a Trustee of the Fund since 2018. Mr. Sell currently serves as Principal of Edison Holdings GMBH, a commercial real estate and venture capital firm, and as Senior Advisor to Markston International LLC, an independent investment manager. From 1996 to 2013, he served as a Director, Market Strategist and Head of Proprietary Trading (London Branch) of Landesbank Berlin AG and its predecessor, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG). Mr. Sell currently serves as a director of Aberdeen Australia Equity Fund, Swiss Helvetia Fund, Aberdeen Global Income Fund and Aberdeen Asia Pacific Income Fund and previously served as a director of Aberdeen Singapore Fund (including as chairman of the board) and Aberdeen Greater China Fund.

Richard Dayan
Mr. Dayan has been a Trustee of the Fund since 2018. Mr. Dayan has been the President and owner of Cactus Trading, an importer and exporter of clothing and accessories since 1990. Mr. Dayan formerly served for fifteen years as controller for Biltmore Textiles, a major textile company. Prior to that, he was an auditor for a public accounting firm.

Ben H. Harris
Mr. Harris has been a Trustee of the Fund since 2018.  He has extensive experience in the management of private and public entities, highly regulated entities and corporate restructurings.  In addition to the Fund, Mr. Harris is currently a director of ten private companies and one other closed-end fund.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Composition and Leadership Structure. The Board currently consists of seven individuals, three of whom are Interested Trustees of the Fund.  The Chairman of the Board, Mr. Goldstein, is an Interested Trustee and is the Secretary of the Fund.  The Board does not have a lead independent trustee.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Trustees from the service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  Based on each Trustee’s experience and expertise with closed-end funds the Board believes that its leadership structure is appropriate and efficient. The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit & Valuation Committee, Investment Search Committee and a Transitional Investment Committee. The Audit and Valuation Committee of the Board was created at the Board’s meeting on June 12, 2019; prior to that meeting, the Fund had a separate Audit Committee and Valuation Committee.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Fund’s service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

 Compensation of Trustees.  The Board does not have a standing compensation committee.  Currently, each Trustee (including Trustees who are “interested persons”) receives an annual retainer equal to $25,000 for serving as a Trustee and attending the quarterly meetings of the Board, paid quarterly in advance.  In addition, each officer of the Fund (except the CCO) receives an annual retainer equal to $25,000, paid quarterly in advance. Each of Messrs. Dakos and Goldstein receive compensation for his service as both a Trustee and an officer. Each Trustee is entitled to receive such compensation for any partial quarter for which he serves.

Other than described above, Trustees who are “interested persons” of the Fund will not receive any compensation for their services as Trustees.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Trustees.  The table below details the amount of compensation the Fund’s Trustees received from the Fund during the year ended August 31, 2018.

Name of Trustee	Trustee Since*	Aggregate Compensation From Fund***	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex** Paid to Trustee***
Independent Trustees
Gerald Hellerman	2018	$4,167	None	None	$4,167
Mortiz Sell	2018	$4,167	None	None	$4,167
Richard Dayan	2018	$4,167	None	None	$4,167
Ben H. Harris	2018	$4,167	None	None	$4,167
Interested Trustees
Andrew Dakos	2018	$8,333	None	None	$8,333
Phillip Goldstein	2018	$8,333	None	None	$8,333
Rajeev Das	2018	$4,167	None	None	$4,167

*	Trustees were elected at the Fund’s annual meeting of shareholders convened on April 27, 2018 and adjourned until May 21, 2018 (the “May 2018 Annual Meeting”).
**	The Fund Complex is comprised of only the Fund.
***	Officers’ and Trustees’ compensation was accrued from July 1, 2018 but payments were not made until after the Fund’s self-tender offer was completed in March 2019.

Code of Ethics.  The Fund has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements. The Board of Trustees adopted a revised code of ethics at a meeting held in June 2019, a copy of which is available on the Fund’s website at www.highincomesecuritesfund.com.  The new code of ethics will be filed with the Fund’s annual N-CSR filing for the year ended August 31, 2019.  In addition, after such filing (i) a copy of the new code will available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090 and (ii) a copy of the new code will also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership.  To the knowledge of the Fund’s management, as of July 1, 2019, the Trustees and officers of the Fund beneficially owned, as a group, less than 4% of the shares of the Fund’s common stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Trustee, nominee for Trustee and officer as of July 1, 2019.  The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee, nominee for Trustee and principal officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Funds Overseen by Trustee in Family of Investment Companies *
Gerald Hellerman	Independent Trustee	None	None
Mortiz Sell	Independent Trustee	None	None
Richard Dayan	Independent Trustee	None	None
Ben H. Harris	Independent Trustee	None	None
Andrew Dakos**	Interested Trustee and President	Over $100,000	Over $100,000
Phillip Goldstein**	Interested Trustee and Secretary	Over $100,000	Over $100,000
Rajeev Das**	Interested Trustee	None	None
Thomas Antonucci**	Treasurer	None	None
Stephanie Darling**	Chief Compliance Officer	None	None
*	The Family of Investment Companies is comprised of only the Fund.
**
Messrs. Dakos, Goldstein, and Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their positions as officers of the Fund.  Messrs. Dakos, Goldstein and Das are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their positions on the Fund’s Transitional Investment Committee.

Trustee Transactions with Fund Affiliates.  Since the beginning of the last two fiscal years, neither the Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Fund or any of its affiliates was a party.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1 TO ELECT EACH OF THE NOMINEES FOR TRUSTEE.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Additional Information about the Board of Trustees

 Board Meetings and Committees.

During the year ended August 31, 2018, the Board met 3 times.  Each present Trustee and nominee for Trustee was elected to the Board at the May 2018 Meeting and has attended at least 75% of the meetings of the Board and of the Committees of which he is a member, held between his election and August 31, 2019.

Audit & Valuation Committee. The Board has established an Audit & Valuation  Committee whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party providers; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (v) to act as liaison between the Fund’s independent auditors and the full Board; (vi) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (vii) review and approve the valuation of all fair valued securities.

 Although the Audit & Valuation Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit & Valuation Committee is not an audit, nor does the Audit & Valuation Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements.  Members of the Audit & Valuation Committee are not full-time employees of the Fund and, in serving on the Audit & Valuation Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit & Valuation Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit & Valuation Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Trustee is not a member.

 The Audit & Valuation Committee currently consists of Messrs. Hellerman, Sell and Dayan.  None of the members of the Audit & Valuation Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  Mr. Hellerman is the Chairman of the Audit & Valuation Committee. The Board has determined that Mr. Dayan is an “audit committee financial expert” as such term is defined by the Securities Exchange Act of 1934, as amended.

The Board’s Audit & Valuation Committee was created on June 12, 2019 by combining the Board’s Audit Committee (the “Former Audit Committee”) and Valuation Committee, each of which functioned as a separate committee prior to June 12, 2019.  Since it had not yet been established, the Board’s Audit & Valuation Committee did not meet during the year ended August 31, 2018.

Investment Search Committee. In June 2018, the Board established an Investment Search Committee.  The Investment Search Committee is responsible for, among other things, exploring potential acquisitions of controlling stakes in operating companies and other investments that are not securities.

The Investment Search Committee currently consists of Messrs. Sell, Harris, Dakos and Goldstein. Mr. Harris was added to the Investment Search Committee in March 2019.  Mr. Sell is the Chairman of the Investment Search Committee.  The Board’s Investment Search Committee did not meet during the year ended August 31, 2018.

Transitional Investment Committee. In April 2019, the Board established a Transitional Investment Committee.  The Transitional Investment Committee is responsible for, among other things, internally managing the Fund’s assets during the transitional period, which is the period prior to the Board effecting the De-registration (described in Proposal 2) and the Reorganization (described in Proposal 3) or otherwise exploring and effecting other strategic alternatives.  The Transitional Investment Committee will invest the Fund’s assets within the parameters of the Fund’s existing investment policies and restrictions, and will strive to invest in securities that are likely to generate income.

The Transitional Investment Committee currently consists of Messrs. Goldstein, Dakos and Das. Since it had not yet been established, the Board’s Transitional Investment Committee did not meet during the year ended August 31, 2018.

Nominees for Trustee.  The Board does not have a standing nominating committee.  The full Board participates in the process of identifying and selecting qualified individuals to become Board members and members of Board committees.  In nominating candidates, the Board believes that no specific qualifications or disqualifications are controlling or paramount, and that there are no specific qualities or skills necessary for each candidate to possess. In identifying and evaluating nominees for Trustee, the Board takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not the person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management or Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate’s experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

 The Board will consider nominees recommended by shareholders if a vacancy occurs.  In order to recommend a nominee, a shareholder should send a letter to the Chairman of the Board, c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and indicate on the envelope “Trustee Nominee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.  Shareholders can send other communications to the Board, c/o the High Income Securities Fund, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

 Information Concerning the Fund’s Independent Registered Public Accounting Firm

The Fund’s Former Audit Committee met on July 30, 2018 to consider the selection of a new independent registered public accounting firm for the Fund for the year ended August 31, 2018. Based on the recommendation of the Fund’s Former Audit Committee and by vote of the Independent Trustees, the Board selected the firm of Tait, Weller & Baker LLP (“Tait, Weller”) as the Fund’s independent registered public accounting firm for the year ended August 31, 2018.

The Fund received a letter dated July 26, 2018 from PricewaterhouseCoopers LLP (“PwC”), the prior independent registered public accounting firm, stating that the client-auditor relationship between PwC and the Fund had ended. The reports of PwC on the Fund’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Fund’s financial statements for each of the two fiscal years ended August 31, 2017 and August 31, 2016 and in the subsequent interim period through July 23, 2018, there were no disagreements (as such term is used in Item 304 of Regulation S-K) with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report.

Tait Weller audited the Fund’s financial statements for the fiscal year ended August 31, 2018 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2019.   The management of the Fund that was in place prior to the May 2018 Annual Meeting selected PwC as the Fund’s independent registered public accounting firm for the fiscal year ending August 31, 2017.

 A representative of Tait Weller is not expected to be present at the Meeting and therefore will not (i) have the opportunity to make a statement if he or she so desires or (ii) be available to respond to appropriate questions.

Fees.  The following table sets forth the aggregate fees billed by Tait Weller for the fiscal year ended August 31, 2018 and the aggregate fees billed by PwC for the fiscal year ended August 31, 2017 (and, as indicated, for the fiscal year ended August 31, 2018), in each case for professional services rendered to the Fund:

Service	2017	2018
Audit Fees	$76,363	$22,990	(1)
Audit-Related Fees	--	--
Tax Fees	17,420	3,000	(2)
All Other Fees	--	170	(3)
Total	$93,783	$26,160	(4)

(1)	$22,000 billed by Tait Weller, $990 billed by PwC.
(2)	$3,000 billed by Tait Weller.
(3)	$170 billed by PwC.
(4)	$25,000 billed by Tait Weller, $1,160 billed by PwC.

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

 Fees included in the “audit-related fees” category consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait Weller’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

 For the fiscal year ended August 31, 2018, there were no fees billed by Tait Weller for other services provided to the Fund. Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

 Of the time expended by Tait Weller to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Tait Weller’s full-time, permanent employees.

 With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit & Valuation Committee pursuant to the de minimis exception for the fiscal year ended August 31, 2018, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended August 31, 2018, on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

  All of the services performed by Tait Weller, including audit related and non-audit related services, were pre-approved by the Former Audit Committee, as required under the charter of the Former Audit Committee.

 For the fiscal year ended August 31, 2018, the aggregate fees billed by Tait Weller for non-audit services rendered on behalf of the Fund were $3,000.

According to the definitive proxy statement filed on March 12, 2018 by the Fund’s management prior to the 2018 Annual Meeting, for the fiscal year ended August 31, 2017, the aggregate fees billed by PwC for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was $382,530.

Audit Committee Pre-Approval

 The Former Audit Committee charter contained the Former Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Former Audit Committee charter regarding such policies and procedures:

 The Audit Committee shall:

 approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit Committee Report

 The Former Audit Committee has met and held discussions with the Administrator and Tait Weller.  Tait Weller represented to the Former Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles and the Former Audit Committee has reviewed and discussed the financial statements with the Administrator and Tait Weller.  The Former Audit Committee also discussed with Tait Weller matters required to be discussed by Auditing Standard No. 16.

 Tait Weller also provided to the Former Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Former Audit Committee discussed with Tait Weller its independence, in light of the services Tait Weller is providing.

Based upon the Former Audit Committee’s discussion with the Administrator and Tait Weller and the Former Audit Committee’s review of the representations of the Administrator and the report of Tait Weller to the Former Audit Committee, the Former Audit Committee recommended that the Board of Trustee include the audited financial statements in the Fund’s Annual Report for the fiscal year ended August 31, 2018, filed with the SEC.

Proposal 2.
Whether the previously-approved proposal to change the nature of the Fund’s business and to de-register as an investment company under the 1940 Act to permit the Fund to operate as a holding company continues to be in the best interests of the Fund

Proposal 2 relates to the Fund ceasing to be an investment company including de-registering as an investment company with the SEC under the 1940 Act (the “De-registration”) to permit the Fund to operate as a holding company.  The shareholders approved a De-registration proposal at a special meeting of the Fund’s shareholders held on January 22, 2019 (the “Special Meeting”).  The Board is submitting the De-registration plan to the Fund’s shareholders at the Meeting to gauge whether the shareholders continue to be in favor of De-registration.

By voting FOR the De-registration, you will be agreeing to the Fund’s plan to operate businesses directly or through companies in which the Fund has a majority or other controlling interest, to the Fund acquiring assets other than securities, and to the Fund seeking approval of the SEC to deregister as an investment company under the 1940 Act.  Even if Proposal 2 is approved, the Fund intends to continue to be a publicly traded company registered under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) until such time as the Fund actually De-registers.

Proposal 2 is a non-binding, advisory proposal. The Board is seeking shareholder input as to whether the Board should continue to pursue possible De-registration of the Fund as an investment company.  Even if the shareholders vote to approve Proposal 2, the Board will not effect the De-registration unless and until it identifies an operating business or other non-security asset to acquire.

Background About the Fund

The Fund was formed on April 29, 1987 as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts.  On June 19, 1987, the Fund filed a registration statement on Form N-2 with the SEC registering as a closed-end diversified management investment company under the 1940 Act.  The Fund seeks high current income as a primary objective and capital appreciation as a secondary objective.

Following the May 2018 Annual Meeting the Fund’s agreement with its former investment adviser was terminated as of July 23, 2018 and the Fund converted substantially all its investments to cash.  In March 2019, the Fund repurchased 55% of the Fund’s outstanding shares pursuant to a self-tender offer. After the repurchase, the Fund had assets of approximately $52 million invested in money market mutual funds. The Board determined that the Fund should continue to be internally managed and, within the parameters of its existing investment policies and restrictions, invest in securities that are likely to generate more income.  In that regard, in April 2019, the Board announced that it had formed a Transitional Investment Committee comprised of three Trustees that is responsible for implementing the transitional investment strategy.

The Transitional Investment Committee currently manages the Fund’s assets with a focus on discounted shares of income-oriented closed-end investment companies and business development companies.  In the event the Board determines not to effect the De-registration and Reorganization or its inability within a reasonable time period to identify a suitable opportunity for an operating business or other non-security acquisition, the Board will reconsider other strategic alternatives including engaging an investment advisor and modifying the Fund’s investment strategy.

Other than the self-tender offer described above, the Board is not aware of any developments which have occurred since the Special Meeting which could be reasonably be expected to influence a shareholder on Proposal 2.  Given the completion of the self-tender offer and the passage of time since the Special Meeting, the Board has determined to solicit shareholders regarding the Fund’s potential De-Registration and Reorganization.  The Board intends to consider the results of non-binding advisory Proposals 2 and 3 before taking any such actions.

De-registration as an Investment Company

Following the May 2018 Meeting the Board determined to consider whether the Fund should change its designation as an investment company under the 1940 Act and to recommend that the shareholders vote to provide the necessary authorization to effect the foregoing change.  This consideration was based in substantial part on the Board’s belief that the appropriate business strategy to be pursued by the Fund would be becoming a holding company that owns a controlling interest in one or more operating businesses and/or to acquire assets other than securities.

The Prior Proxy Statement contains detailed information regarding (1) the effects of De-registration of the Fund, (2) the Board’s reasons for the proposed De-registration, and (3) the risk factors of the proposed de-Registration.  The Prior Proxy Statement is available to any Stockholder free of charge by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-888-898-4107.  It is also available online at  https://www.sec.gov/Archives/edgar/data/810943/000089418918006783/high-inc_def14a.htm.

The Fund has not filed an application with the SEC to permit de-registration under the 1940 Act and will only do so if the Board determines to effect the De-registration.  Until the SEC issues a deregistration order, the Fund’s assets will continue to be managed by the Board’s Transitional Investment Committee as described above.  Upon issuance of an order of deregistration, the investment policies will cease to be effective and will no longer control the Fund’s affairs.  The Fund estimates that its costs to apply for an order to permit de-registration will be approximately $10,000 to $15,000.

The information under the headings “Proposal 1” and “Proposal 2” contained in the Prior Proxy Statement are incorporated by reference in this proxy statement and is considered a part of this proxy statement.

The Board’s Current Assessment of De-registration

The Investment Search Committee has considered a number of potential acquisitions of controlling stakes in operating companies and other investments that are not securities but has determined not to pursue any of them.  Generally, the Fund has been faced with competition for acquisitions from an exceptionally large and growing number of special purpose acquisition (“blank check”) companies that have launched recently that are also seeking to acquire large interests in private companies.  Initially, the Investment Search Committee had a broad mandate.  The Board subsequently determined that the Investment Search Committee should focus its efforts on acquiring real estate investments and/or a controlling interest in one or more privately held asset management firms.  That exercise has proved to be challenging, in large part because of the shift from fee and performance based active asset management to management of low cost and less profitable ETFs and Index Funds.  If that trend continues, it may impede the growth prospects of active management firms.    While the Investment Search Committee is continuing to explore investment opportunities in order to De-register the Fund, the Board is concerned about the time it may take to find a satisfactory acquisition.  Therefore, the Board intends in the near future to also consider other strategic alternatives including engaging an investment advisor and revising the Fund’s investment strategy to meet its primary objective of high current income and its secondary objective of capital appreciation.

Required Vote

Approval of Proposal 2 (whether the previously-approved proposal to change the nature of the Fund’s business from being an investment company under the 1940 Act and to de-register the Fund as an investment company with the SEC to permit the Fund to operate as a holding company continues to be in the best interests of the Fund) requires the affirmative vote of a majority of the votes cast for and against this proposal.

THE BOARD OF TRUSTEES MAKES NO RECOMMENDATION WITH RESPECT TO  PROPOSAL NO. 2 (WHETHER THE PREVIOUSLY-APPROVED PROPOSAL TO CHANGE THE NATURE OF THE FUND’S BUSINESS AND TO DE-REGISTER AS AN INVESTMENT COMPANY UNDER THE 1940 ACT WITH THE SEC TO PERMIT THE FUND TO OPERATE AS A HOLDING COMPANY CONTINUES TO BE IN THE BEST INTERESTS OF THE FUND).  ANY SIGNED BUT UNMARKED PROXIES WILL ABSTAIN FROM VOTING ON THIS PROPOSAL (AND THEREFORE WILL HAVE NO BEARING ON THE OUTCOME).

Proposal 3.
Whether the previously-approved proposal to reorganize the Fund from a Massachusetts business trust into a Delaware corporation continues to be in the best interests of the Fund

Reorganization

Proposal 3 relates to the reorganization (the “Reorganization”) of the Fund from a Massachusetts business trust into a newly formed Delaware corporation pursuant to an Agreement and Plan of Reorganization for a Change of Domicile (the “Plan”) that was approved by shareholders at the Special Meeting.  The Prior Proxy Statement contains detailed information regarding the Plan including risks related to the Plan.  The Prior Proxy Statement is available to any Stockholder free of charge by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or by telephone at 1-888-898-4107.  It is also available online at:
https://www.sec.gov/Archives/edgar/data/810943/000089418918006783/high-inc_def14a.htm.

Proposal 3 is a non-binding, advisory proposal to gauge whether the shareholders continue to be in favor of Reorganization, which, in any event, will only be implemented if the Fund actually De-registers.  The Fund estimates that the costs to effect a Reorganization will be dependent upon many factors, including any related transaction and the structure of any such transaction which it would consummate in connection with the Reorganization, and is currently unable to estimate such costs.  The costs of restructuring and the related transaction could be significant, and the Fund would absorb these costs.

Other than the self-tender offer described above, the Board is not aware of any developments which have occurred since the Special Meeting which could be reasonably deemed to influence a shareholder voting on Proposal 3.  Given the completion of the self-tender offer and the passage of time since the Board has determined to solicit how its shareholders view a potential De-Registration and Reorganization.  The Board intends to consider the results of non-binding advisory Proposals 2 and 3 before taking any such actions.

Required Vote.

Approval of Proposal 3 (whether the previously-approved proposal to reorganize the Fund from a Massachusetts business trust to a Delaware corporation continues to be in the best interests of the Fund) requires the affirmative vote of a majority of the votes cast for and against the proposal.

THE BOARD OF TRUSTEES MAKES NO RECOMMENDATION WITH RESPECT TO  PROPOSAL NO. 3 (WHETHER THE PREVIOUSLY-APPROVED PROPOSAL TO REORGANIZE THE FUND FROM A MASSACHUSETTS BUSINESS TRUST INTO A DELAWARE CORPORATION CONTINUES TO BE IN THE BEST INTERESTS OF THE FUND).  ANY SIGNED BUT UNMARKED PROXIES WILL ABSTAIN FROM VOTING ON THIS PROPOSAL (AND THEREFORE WILL HAVE NO BEARING ON THE OUTCOME).

Other Information

Beneficial Ownership of Shares

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of July 1, 2019, 5% or more of the shares of the Fund.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class*

First Trust Advisors LP 120 East Liberty Drive Suite 400 Wheaton, IL 60187	897,287	16.12%**
Advisors Asset Management LP 101 Munson Street Greenfield MA 01501	472,969	8.50%**

*   Percent of class is based on the number of shares outstanding as of July 1, 2019.
** Based on the most recent information provided by Bloomberg L.P.

Section 16(a) Beneficial Ownership Reporting Compliance

The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any trustee or officer.

Shareholder Proposals

The Meeting is an annual meeting of the Fund’s shareholders.  Any shareholder who wishes to submit proposal to be considered at the Fund’s next annual meeting of shareholders in 2020 should send such proposals to the Secretary of High Income Securities Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Shareholder proposals must be received by the Fund no later than the close of business on March 31, 2020 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Amended and Restated Bylaws, as in effect from time to time.

   In order for a shareholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the next 2020 annual meeting, such shareholder must deliver a written notice of such proposal to the Secretary of High Income Securities Fund, c/o the Administrator, 615 East Michigan Street, Milwaukee, Wisconsin 53202, between May 23, 2020 and June 22, 2020.

 Shareholders are advised to review the Fund’s Amended and Restated Bylaws, which contains additional requirements about advance notice of shareholder proposals.

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on August 21, 2019:

The notice of annual meeting of shareholders and this Proxy Statement, along with the Fund’s annual report for the fiscal year ended August 31, 2018, are available free of charge at www.highincomesecuritiesfund.com.

 Other Business

The Fund’s Board knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Trustees,

Phillip Goldstein
Chairman of the Board

July 29, 2019

It is important that you execute and return your proxy promptly.

The Board of Trustees recommends you vote FOR the Nominees listed below:

1. Election of Trustees

Nominees:

01) Phillip Goldstein	05) Gerald Hellerman
02) Andrew Dakos	06) Ben H. Harris
03) Rajeev Das	07) Mortiz Sell
04) Richard Dayan	

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

The Board of Trustees makes no recommendation with respect to the following previously-approved non-binding proposals 2 and 3.

NOTE: Unmarked proxy cards will be voted FOR the above nominees, and will ABSTAIN on Proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Phillip Goldstein and Rajeev Das, and each of them, as the proxies of the undersigned, each with the power to appoint his substitute, for the annual meeting (the "Meeting") of shareholders (herein referred to as "shareholders") of High Income Securities Fund (f/k/a Putnam High Income Securities Fund), to be held on August 21, 2019 at 10:00 a.m. Central time, at the offices of US Bank Global Fund Services, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, WI 53202, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions herein.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE PROXY CARD. Your proxy is important to assure a quorum at the Annual Meeting of Shareholders and avoid additional expenses to the Fund associated with further solicitation. You may revoke this proxy before it is voted at the Meeting or at any adjournment or postponement thereof by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(To be dated and signed on reverse side)